Exhibit 99.2

https://ir.lanternpharma.com/

FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward - looking statements include, among other things, statements relating to: future events or our future ﬁnancial performance; the potential advantages of our RADR ® platform in identifying drug candidates and patient populations that are likely to respond to a drug candidate; our strategic plans to advance the development of our drug candidates; estimates regarding the development timing for our drug candidates; our strategic plans to expand the number of data points that our RADR ® platform can access and analyze; our research and development efforts of our internal drug discovery programs and the utilization of our RADR ® platform to streamline the drug development process; our intention to leverage artiﬁcial intelligence, machine learning and genomic data to streamline the drug development process and to identify patient populations that would likely respond to a drug candidate; estimates regarding potential markets and potential market sizes; sales estimates for our drug candidates and our plans to discover and develop drug candidates and to maximize their commercial potential by advancing such drug candidates ourselves or in collaboration with others. Any statements that are not statements of historical fact (including, without limitation, statements to the effect that Lantern Pharma Inc. or our management "believes", "expects", "anticipates", "estimates", "plans", and words such as “targets,” “objectives” (and similar expressions) should be considered forward - looking statements. There are a number of important factors that could cause our actual results to differ materially from those indicated by the forward - looking statements such as the impact of the COVID - 19 pandemic, the results of our clinical trials, and the impact of competition. Additional factors can be found in the Risk Factors section in our ﬁnal prospectus, dated June 10, 2020, for our initial public offering, on ﬁle with the Securities and Exchange Commission. You may access our June 10, 2020 ﬁnal prospectus under the investor SEC ﬁlings tab of our website at www.lanternpharma.com or on the SEC's website at www.sec.gov . Given these risks and uncertainties, we can give no assurances that our forward - looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward - looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward - looking statements in this presentation represent our judgment as of the date hereof, and, except as otherwise required by law, we disclaim any obligation to update any forward - looking statements to conform the statement to actual results or changes in our expectations. 2

1. Business Overview & Background 2. Financial Results & IPO Summary 3. Future Outlook & Milestones 4. Q&A Session 3

10 䘲 䘲 䘲 䘲 䘲 䘲 䘲 䘲 䘲 䘲 Lantern is at the forefront of this model of A.I. driven transformation in the area of personalized oncology drug development to drive value for cancer patients and our investors. 4

RADR ® RADR ® Platform Continues to Grow in Volume and Functionality RADR ® Platform Key Features & Architecture 5

RADR ® Output & Signature Development Process Biomarker Signature is Based on Statistical Signiﬁcance and Biological Relevance 6

10 Million > 2018 125 Million > 2019 400 Million > 2020 1 Billion > 2021 3 - 5 Billion > 2022 Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ Ɣ RADR ® 7

3 - 5 Billion > 2022 1. Rapid identiﬁcation of potential compounds to rescue and develop 2. Improved and more nuanced understanding of responder groups, and non - responder groups based on biological networks 3. Feedback for potential mechanisms to be exploited in target - based development activity 4. More rapid entry into clinical trials and patient subgroups 5. Robust companion diagnostics that can be used to accelerate trials and commercial traction 6. Potential for improved patient outcomes with drastically reduced costs and economic burden RADR The RADR Platform Enables... Scientiﬁc Value + Patient Value + 10 Million > 125 Million > 400 Million > 1 Billion > 2018 2019 2020 2021 Curated Data Sources Include: ● Historical Trials ● Proprietary Internal Studies ● Studies & Collaborations w/ Partners ● Active Clinical Trials ● Trials in adjacent drug classes and tumors ● Proprietary Sequencing Campaigns ● Proprietary Drug Sensitivity Studies ● Open Sources from Publications and Research ● Clinical Outcome & Lab Data From Select Groups 8

Accelerated Development by Leveraging the RADR ® A.I. platform 108 issued patents and 7 pending applications across 14 patent families Phase I Phase II LP - 184 LP - 100 LP - 300 Drug Preclinical Indication Prostate Cancer Successfully partnered & out - licensed Non - Small Cell Lung Cancer (Focused on Never - Smokers) Solid Tumors (Location agnostic tumors identiﬁed by RADR® deﬁned genomic signature) Phase III R&D Glioblastoma (Responsiveness predicted by RADR® and validated in wet - lab studies) LP - 184 Targeting a sub - population in NSCLC of Adenocarcinoma subtype 9

Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Operating expenses: General and administrative 676,399 268,120 1,016,571 536,049 Research and development 157,023 361,273 294,127 547,317 Total operating expenses 833,422 629,393 1,310,698 1,083,366 NET LOSS $ (833,422) $ (629,393) $ (1,310,698) $ (1,083,366) Net loss per common share, basic and diluted $ (0.31) $ (0.32) $ (0.55) $ (0.55) 10

June 15, 2020 Date Closed : Shares Sold : Price : 1,750,000 shares $15.00 per share Common Shares Outstanding 6,217,577 Warrants (Weighted Average Exercise Price of $3.13) 262,014 Underwriter Warrants (Exercise Price at $18.75) 70,000 Options (Employees, Management and Directors) 820,608 Fully Diluted Shares Outstanding 7,370,199 LANTERN PHARMA INC. ( Nasdaq : LTRN) Gross Proceeds $26,250,000 USD Net Proceeds $23,420,000 USD 11

06/30/2020 (Unaudited) 12/31/2019 Cash $ 23,798,343 $1,232,030 Other Current Asset $1,728,539 - Prepaid Expense $70,775 $788 Total Assets $ 25,613,034 $ 1,432,576 Total Liabilities $ 2,385,165 $ 489,292 Total Stockholders’ Equity $ 23,227,869 $ 943,284 12

Lantern Pharma®

Key Value Building Objectives

Foundational Year
Advance Platform
Prepare Trial Launches
Prioritize Additional Compounds

Second Half of 2020

- Advances for launch of LP-184 IND-Enabling studies
- Data from collaboration with Georgetown in Prostate and Pancreatic Cancers
- Results from preclinical work in Glioblastoma w/ LP-184
- FDA related activity to explore launch of Phase 2 for LP-300 as a rare cancer trial for never-smoking females
- Further validation of RADR® platform and signatures
- Validate signature for LP-184 to design pan-tumor clinical studies and trial
- Focus on increasing RADR® A.I. Platform to 700+ million data points

Multiple Streams of Value Creation
Launch Multiple Precision Trials
Leverage Platform for Pharma Partners
Secure Additional Compounds

2021-22

- Readout from targeted Ph. 2 trial in Europe in prostate cancer by first half of 2021 with LP-100
- Launch Ph. 2 clinical trial for LP-300 in NSCLC (never-smokers) by mid 2021
- Launch Ph. 1 clinical trial for LP-184 in solid tumors
- Launch Ph. 1/2 clinical trial for LP-184 in GBM
- Explore potential combinations for LP-184 & LP-300 with other existing approved drugs (inc. I-O agents)
- Strategically grow RADR® A.I. Platform beyond 1 Billion data-points
- Big pharma partnership and collaboration on drug rescue, repurposing or development

13

7/31/20 LD Micro -- “Zooming with L.D.” 8/24 - 8/27/20 World Orphan Drug Congress USA 9/8 - 9/10/20 MedInvest A.I., Big Data & Digital Health Conference 9/10/20 Colliers 5th Annual Institutional Investor Conference 9/14 - 9/16/20 H.C. Wainwright & Co. 22nd Annual Global Investment Conference Investor Contact: Marek Ciszewski, J.D. i nvestor@lanternpharma.com ph: 1.628.777.3167 14

Q & A LTRN Operating & Financial Results Call July 30, 2020 15